UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2019

Ondas Holdings Inc.

(Exact name of registrant as specified in charter)

Nevada	000-56004	47-2615102
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

165 Gibraltar Court,
Sunnyvale, California	94089
(Address of principal executive offices)	(Zip Code)

(888) 350-9994

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

The disclosures required by Item 1.01 are set forth below under Item 2.03 and are incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Extensions of Due Dates on Notes Payable and Other Financing Agreements

Loan Agreements

On January 7, April 4, May 1, and June 27, 2019, Ondas Holdings Inc. (“Ondas Holdings” or the “Company”) filed Current Reports on Form 8-K (the “Prior 8Ks”) with the Securities and Exchange Commission (the “SEC”), to report the extension of maturity dates on certain notes payable and other financing agreements of the Company or its subsidiaries. Unless otherwise defined herein, capitalized terms have the same meaning as those used in the Prior 8Ks.

On August 7, 2019, Ondas Networks Inc. (“Ondas Networks”), the wholly owned subsidiary of Ondas Holdings, entered into a Loan Extension Amendment to further amend the October 2007 Loan in the original principal amount of $550,000, to transfer all accrued and unpaid interest through July 31, 2019 to principal, and to extend the maturity date to October 31, 2019, provided, however, that if the Company completes an equity offering of not less than $8,000,000 on or before the maturity date, at or less than a specified offering price per security (the “Next Equity Financing”), the lender shall extinguish the indebtedness in exchange for securities of the Company upon the same terms and conditions of the investors in such offering, provided Energy Capital (as defined below) participates in an extinguishment of all the indebtedness owed to it under the Loan Agreement (as defined below) in the Next Equity Financing (the “Energy Capital Participation”). At July 31, 2019 and December 31, 2018, the outstanding balance of the October 2007 Loan was $600,997 and $567,310, respectively. The form of Loan Extension Amendment is filed herewith as Exhibit 10.0.

On August 7, 2019, Ondas Networks entered into a Loan Extension Amendment to further amend the December 2013 Note and November 2014 Loan in the original principal amounts of $250,000 and $210,000, respectively, to transfer all accrued and unpaid interest through July 31, 2019 to principal, and to extend the maturity date to October 31, 2019, provided, however, that if the Company completes the Next Equity Financing, the lender shall extinguish the indebtedness in exchange for securities of the Company upon the same terms and conditions of the investors in such offering, provided the Energy Capital Participation occurs in the Next Equity Financing. At July 31, 2019 and December 31, 2018, the outstanding balance of the December 2013 Note was $298,146 and $285,679, respectively. At July 31, 2019 and December 31, 2018, the outstanding balance of the November 2014 Loan was $279,056 and $259,170, respectively. The form of Loan Extension Amendment is filed herewith as Exhibit 10.0.

On August 7, 2019, Ondas Networks entered into a Loan Extension Amendment to further amend the April 2015 Note in the original principal amount of $50,000, to transfer all accrued and unpaid interest through July 31, 2019 to principal, and to extend the maturity date to October 31, 2019, provided, however, that if the Company completes the Next Equity Financing, the lender shall extinguish the indebtedness in exchange for securities of the Company upon the same terms and conditions of the investors in such offering, provided the Energy Capital Participation occurs in the Next Equity Financing. At July 31, 2019 and December 31, 2018, the outstanding balance of the April 2015 Note was $70,460 and $66,511, respectively. The form of Loan Extension Amendment is filed herewith as Exhibit 10.0.

Financing Agreements

On August 7, 2019, Ondas Networks entered into a Loan Extension Amendment to further amend the February 2014 Financing Agreement in the original principal amount of $660,000, to transfer all accrued and unpaid interest through July 31, 2019 to principal, and to extend the maturity date to October 31, 2019, provided, however, that the principal balance and any unpaid accrued interest on the February 2014 Financing Agreement will automatically convert into securities of the Company upon the closing of the Next Equity Financing. At July 31, 2019 and December 31, 2019, the outstanding balance of the February 2014 Financing Agreement was $1,104,807 and $957,925, respectively. The form of Loan Extension Amendment is filed herewith as Exhibit 10.1.

On August 8, 2019, Ondas Networks entered into a Loan Extension Amendment (the “Consolidating Amendment”) to further amend the November and December 2016 Notes in the original principal amounts of $250,000 and $100,000, respectively, to transfer all accrued and unpaid interest through July 31, 2019 to principal, and to extend the maturity date to October 31, 2019, provided, however, that the principal balance and any unpaid accrued interest on the November and December 2016 Notes will automatically convert into securities of the Company upon the closing of the Next Equity Financing. At July 31, 2019 and December 31, 2018, the outstanding balance of the November 2016 Note was $314,636 and $297,000, respectively. At June 30, 2019 and December 31, 2018, the outstanding balance of the December 2016 Note was $111,861 and $105,591, respectively. The form of Amendment is filed herewith as Exhibit 10.1.

Private Placement Notes

On August 7, 2019, Ondas Networks entered into an Amendment to further amend certain Private Placement Notes with an individual in the original aggregate principal amount of $200,000 to transfer all accrued and unpaid interest through July 31, 2019 to principal, and to extend the maturity date to September 30, 2021. At July 31, 2019 and December 31, 2018, the aggregate outstanding balance of such Private Placement Notes were $239,921 and $226,473, respectively. The form of Amendment is filed herewith as Exhibit 10.2.

Also on August 7, 2019, Ondas Networks entered into a Loan Extension Amendment to further amend the another Private Placement Note with a separate individual in the original aggregate principal amount of $125,000 to transfer all accrued and unpaid interest through July 31, 2019 to principal, and to extend the maturity date to October 31, 2019, provided, however, that if the Company completes the Next Equity Financing, the lender shall extinguish the indebtedness in exchange for securities of the Company upon the same terms and conditions of the investors in such offering, provided the Energy Capital Participation occurs in the Next Equity Financing. At July 31, 2019 and December 31, 2018, the outstanding balance of such Private Placement Note was $155,286 and $146,582, respectively. The form of Loan Extension Amendment is filed herewith as Exhibit 10.0.

Also, the Consolidating Amendment entered into on August 8, 2019 (discussed above), further amends the certain Private Placement Notes with an individual in the original aggregate principal amount of $700,000 to transfer all accrued and unpaid interest through July 31, 2019 to principal, and to extend the maturity date to October 31, 2019, provided, however, that the principal balance and any unpaid accrued interest on such Private Placement Notes will automatically convert into securities of the Company upon the closing of the Next Equity Financing. At July 31, 2019 and December 31, 2018, the outstanding balance of such Private Placement Notes were $775,960 and $732,466, respectively. The form of Loan Extension Amendment is filed herewith as Exhibit 10.1.

On August 9, 2019, Ondas Networks entered into a Loan Extension Amendment to further amend the another Private Placement Note with a separate individual in the original aggregate principal amount of $200,000 to transfer all accrued and unpaid interest through July 31, 2019 to principal, and to extend the maturity date to October 31, 2019, provided, however, that the principal balance and any unpaid accrued interest on such Private Placement Notes will automatically convert into securities of the Company upon the closing of the Next Equity Financing. At July 31, 2019 and December 31, 2018, the outstanding balance of such Private Placement Notes were $252,303 and $238,161, respectively. The form of Loan Extension Amendment is filed herewith as Exhibit 10.1.

The notes payable and other financing agreements described in this report are not transactions with related persons requiring disclosure under Item 404 of Regulation S-K.

Advance of $900,000 under Loan and Security Agreement with Energy Capital, LLC

On August 13, 2019, the Company drew down an advance of $900,000 (the “Thirteenth Advance”) available under the Loan and Security Agreement with Energy Capital, LLC (“Energy Capital”) entered into on October 1, 2018 (the “Loan Agreement”) by the Company and Energy Capital (the “Loan”). The Thirteenth Advance proceeds will be utilized primarily for inventory and operating capital.

The principal amount outstanding under the Loan bears interest at a per annum rate equal to the greater of (a) 11.25% or (b) 11.25% plus the Prime Rate (as published by the Wall Street Journal (National Edition)), less 3.25%. All amounts outstanding under the Loan are secured by a lien on the Company’s assets, subject to terms of outstanding debt obligations, and become due and payable on September 30, 2020.

The Loan Agreement contains customary events of default and affirmative and negative covenants for transactions of this nature.  Upon an event of default, Energy Capital has the right to require the Company to prepay the outstanding principal amount of the Loan plus all accrued and unpaid interest.

The Loan was completed through a private placement and is exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended. In claiming the exemption under Section 4(a)(2), the Company relied in part on the following facts: (1) the offer and sale involved one purchaser (Energy Capital); (2) the purchaser had access to information regarding the Company; (3) the purchaser represented that it (a) had the requisite knowledge and experience in financial and business matters to evaluate the merits and risk of an investment in the Company; (b) was able to bear the economic risk of an investment in the Company; (c) will acquire the Loan for its own account in a transaction not involving any general solicitation or general advertising, and not with a view to the distribution thereof; and (4) a restrictive legend was placed on the instrument evidencing the Loan.

A copy of the Loan is filed herewith as Exhibit 10.4 and incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

The information required by this Item 3.02 is incorporated by reference to Item 2.03 of this report.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description
10.0	Form of Loan Extension Amendment †*
10.1	Form of Loan Extension Amendment †*
10.2	Form of Amendment *
10.3	Loan and Security Agreement, by and between the Company and Energy Capital, LLC, dated as of October 1, 2018 filed as Exhibit 10.9 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 4, 2018 (File No. 333-205271).
10.4	Secured Promissory Note issued to Energy Capital, LLC by Ondas Holdings Inc. dated August 13, 2019.*

† Certain portions of the exhibit have been omitted pursuant to Rule 601(b)(2) of Regulation S-K. The omitted information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

* Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONDAS HOLDINGS INC.

	By:	/s/ Eric Brock
Date: August 13, 2019	Name:	Eric Brock
	Title:	Chief Executive Officer

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